UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date  of  Report  (Date of earliest event reported):  October 20, 2005
                                                                ----------------

                             Aventura Holdings, Inc.
                             -----------------------
              (Exact name of registrant as specified in its charter)

                                     Florida
                                     -------
                 (State or Other Jurisdiction of Incorporation)

               814-00703                                  65-024624
          (Commission  File Number)         (IRS Employer Identification Number)

        20533 Biscayne Boulevard, Suite 1122, Miami, Florida 33180
        ----------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (305)-937-2000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                               Sun  Network  Group,  Inc
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  1.01     Entry  into  a  Material  Definitive  Agreement

On October 19, 2005, Sun Network Group, Inc., a Florida corporation (the "Registrant") entered into a Merger Agreement with Aventura Holdings, Inc a Florida corporation ("AHI").

Pursuant to the terms of the Merger, AHI transferred to the Registrant all of its outstanding shares. The Registrant and AHI agreed and acknowledged that the Registrant acquired AHI solely for purposes of a merger to adopt the name of AHI and AHI would be merged out of existence to permit same.

The new name, "Aventura Holdings, Inc." better portrays the Registrant's function as a Business Development Company and the structuring of itself in a manner more consistent with its current business strategy.

Item  2.01     Completion  of  Acquisition  or  Disposition  of  Assets

On October 11, 2005, prior to the contemplated merger and as a condition precedent thereto, AHI distributed all net assets and related rights to its sole shareholder, a private trust, under agreement dated March 29, 2004.

Item  5.01     Changes  in  Control  of  Registrant

The Registrant believes that the consummation of the Merger Agreement does not represent a change in control of the Registrant. The board of directors, a majority of whom are independent and disinterested, remains unchanged. AHI, which previously owned approximately 56% of the outstanding stock of the Registrant assigned all of its rights to such stock to the trust which previously owned all of the outstanding stock of AHI: therefore, the beneficial ownership of remains unchanged.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

none.

Item  5.03     Amendment  to  Articles  of  Incorporation  or By-Laws; Change in
Fiscal  Year

Following the close of the transaction on October 19, 2005, the Registrant's Articles of Incorporation were amended to change the Registrant's name to Aventura Holdings, Inc.

Item  8.01     Other  Events

On October 20, 2005, the Registrant issued a press release announcing the closing of the transaction and the change of control in the Registrant. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1.

Item  9.01      Financial  Statements  and  Exhibits.

(c)  Exhibits

(1)     Exhibit  2.1  Merger  Agreement  dated  October  11,  2005
(2)     Exhibit  99.1     Press  release issued by Aventura Holdings, Inc., Inc.
dated  October  20,  2005

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

               AVENTURA  HOLDINGS,  INC.
               (Registrant)

Dated:  October  20,  2005               By:  /s/  Craig  A.  Waltzer
                                              -----------------------
                                              Craig  A.  Waltzer
                                              President

                                  EXHIBIT INDEX

Exhibit  No.     Exhibits.
-----------     ---------

(1)     Exhibit  2.1     Merger  Agreement  dated  October  11,  2005
(2)     Exhibit  99.1     Press  release issued by Aventura Holdings, Inc., Inc.
dated  October  20,  2005